KBS | Growth & Income Real Estate Investment Trust



Portfolio Update | May 10, 2018

KBS Growth & Income Real Estate Investment Trust

IMPORTANT DISCLOSURES

The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Growth & Income Real Estate Investment Trust's (the "Company") Annual Report on Form 10-K for the year ended December 31, 2017, and in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2018, including the "Risk Factors" contained in each filing.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.

The Company may fund distributions from any source including, without limitation, from offering proceeds or borrowings. Distributions paid through March 31, 2018 have been funded in part with cash flow from operating activities and in part with debt financing, including advances from the Company's advisor. In addition, distributions have been funded with cash resulting from the advisor's waiver and deferral of its asset management fee. There are no guarantees that the Company will continue to pay distributions or that distributions at the current rate are sustainable. Actual events may cause the value and returns on the Company's investments to be less than that used for purposes of the Company's estimated NAV per share. With respect to the NAV per share, the appraisal methodology used for the appraised properties assumes the properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the appraised properties, with respect to Duff & Phelps, and the valuation estimates used in calculating the estimated value per share, with respect to Duff & Phelps, the Company's advisor and the Company, are the respective party's best estimates as of September 30, 2017, the Company can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the appraised properties and the estimated value per share. These statements herein also depend on factors such as: future economic, competitive and market conditions; the Company's ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of the Company's Annual Report on Form 10-K for the year ended March 12, 2018, as filed with the SEC.

ABOUT KBS

- Formed by Peter Bren and Chuck Schreiber in 1992. Over 26 years of investment and management experience with extensive long-term investor relationships.
- Transactional volume in excess of $37.0 billion[1], AUM of $11.5 billion[1] and 38.5 million square feet under management[1].
- 7th Largest Office Owner Globally, *National Real Estate Investor*[2].
- Ranked among Top 53 Global Real Estate Investment Managers, *Pensions & Investments*[3].
- Buyer and seller of well-located, yield-generating office and industrial properties.
- Advisor to public and private pension plans, endowments, foundations, sovereign wealth funds and publicly-registered non-traded REITs.
- A trusted landlord to thousands of office and industrial tenants nationwide.
- A preferred partner with the nation's largest lenders.
- A development partner for office, mixed-use and multi-family developments.



[1]As of December 31, 2017. [2]The ranking by National Real Estate Investor is based on volume of office space owned globally, as of December 31, 2017. The results were generated from a survey conducted by National Rea Estate Investor based on a combination of advertising and website promotion of the survey, direct solicitation of responses from participants, direct email to National Real Estate Investor subscribers and other identified office owners and daily newsletter promotion of the survey, all supplemented with a review of public company SEC filings. [3]Ranked by total worldwide real estate assets, in millions, as of June 30, 2017. Real estate assets were reported net of leverage, including contributions committed or received, but not yet invested.

Regional Focus

KBS splits the U.S. into three regions managed by three regional presidents. This structure provides operating efficiencies and a local market knowledge which helps KBS to evaluate the very best opportunities.



SEATTLE
PORTLAND
WEST
SAN FRANCISCO BAY AREA
EAST BAY
SILICON VALLEY
SALT LAKE CITY
DENVER
CENTRAL
MINNEAPOLIS
CHICAGO
BOSTON
NEW YORK CITY
WASHINGTON, D.C.
EAST
NASHVILLE
RALEIGH
LOS ANGELES
ORANGE COUNTY /SAN DIEGO
PHOENIX
DALLAS
ATLANTA
AUSTIN
HOUSTON
SOUTHERN FLORIDA
Gateway Target
First-Tier Target
Strong Employment/Growth
KBS Offices

KBS Growth & Income Real Estate Investment Trust



KBS GROWTH & INCOME REIT

PORTFOLIO HIGHLIGHTS AS OF MARCH 31, 2018

FUND OVERVIEW

Initial Private Offering
June 2015 - April 2016

Public Offering
April 2016 - June 2017

Second Private Offering
October 2017 - Current

Current Offering Price (NAV)[3]
$8.79 per share

Total Raised
$85.8 million

Current Distribution Rate[6]
6.00% based on NAV

PORTFOLIO OVERVIEW

Total Acquisitions[1]
$179.5 million

Cost Basis[2]
$185.5 million

Dec. 2017 Estimated Value of Portfolio[4]
$197.8 million

Rentable Sq. Ft[5]
683,952

Total Leased[7]
97.2%

1 Represents acquisition price (excluding closing costs) of consolidated real estate properties since inception and excluding any subsequent capital expenditures.

2 Represents cost basis, which is acquisition price (excluding closing costs) plus subsequent capital expenditures for consolidated real estate properties in portfolio.

3 Data as of September 30, 2017 with the exception of a reduction to the Company's net asset value for acquisition and financing costs related to a real estate acquisition subsequent to September 30, 2017. See the Current Report on Form 8-K dated December 8, 2017.

4 Equals the estimated fair value of consolidated real estate properties as of September 30, 2017 plus purchase of one property acquired subsequent to September 30, 2017.

5 Represents rentable square feet of real estate properties owned.

6 The board of directors has declared daily distributions in an amount of $0.00144493 per share per day to stockholders of record at the close of business on each day in the period from May 1, 2018 through July 31, 2018. If paid each day for a 365-day period, this daily amount would equal a 6.0% annualized rate based on the December 8, 2017 estimated value per share of $8.79. Distributions are not guaranteed.

7 Includes future leases that had been executed but had not yet commenced.

KBS Growth & Income Real Estate Investment Trust

CASH DISTRIBUTION HISTORY[1]

Period	Annualized Distribution Rate[2]
October 2015 - August 2017	5.0%
September 2017 - April 2018	5.5%
May 2018 - July 2018[3]	6.0%

1 Total distributions paid through March 31, 2018, consisted of 49.6% paid in cash and 50.4% reinvested through the distribution reinvestment plan. The Company has funded some of its total distributions paid with debt financing, including an advance from its advisor and cash resulting from a waiver and deferral of asset management fees by its advisor. To the extent the Company pays distributions from sources other than cash flows from operations, it will have less funds available for the acquisition of real estate investments, the overall return to stockholders may be reduced and subsequent investors will experience dilution. In addition, because distributions have been funded with cash resulting from the waiver or deferral of certain fees to its advisor, distributions may not be sustainable. For more information, please refer to the Company's public filings.

2 The board of directors declared daily distributions for each day in the period that if paid each day for a 365-day period, would equal the annualized distribution rate based on the purchase price of the REIT's shares in its offerings in effect as of the declaration date. For periods from September 2017 through July 2018, the purchase price of the Company's shares was equal to its estimated net asset value per share based on its assets and liabilities as determined by its board of directors.

3 As of May 7, 2018, distributions for May, June and July 2018 have been declared and the REIT expects to pay them on or about the first business day of the following month.

KBS | Growth & Income Real Estate Investment Trust

PORTFOLIO SUMMARY

	Property Name City, State	Property Type/ No. of Buildings	Acquisition Date	Size (SF)	Purchase Price	Occupancy % at Acquisition	Leased % as of 3/31/18[1]
	Von Karman Tech Center Irvine, CA	Office 1 Building	8/12/2015	101,161	$21,300,000	100%	97%
	Commonwealth Building Portland, OR	Office 1 Building	6/30/2016	224,122	$68,545,000	96%	95%
	The Offices at Greenhouse Houston, TX	Office 1 Building	11/14/2016	203,284	$46,489,000	95%	100%
	213 West Institute Place Chicago, IL	Office 1 Building	11/9/2017	155,385	$43,155,000[2]	92%	96%
			Total	**683,952**	**$179,489,000[3]**	**97%**	**97%**

[1] Total leased percentage includes future leases that have been executed but have not yet commenced.

[2] This amount includes the acquisition of a parking lot containing approximately 8,038 square feet.

[3] The purchase price is the contractual purchase price, net of closing credits, and excludes acquisition fees and expenses.

CAPITAL MANAGEMENT AS OF MARCH 31, 2018

Total debt	$117.8 million
Loan-To-Value[1]	59.6%
Average cost of debt	3.76% per annum
Average term to maturity	3.46 years



Initial Debt Maturities
($000)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$72,800
$45,000
2018
2019
2020
2021
2022
Thereafter



Interest Rate Exposure
Floating- Rate Debt (Unswapped) $39.3M
Fixed-Rate Debt (Swapped) $78.5M

[1] Calculated as total debt on properties of $117.8 million divided by December 2017 estimated value plus 213 W. Institute purchase price of $197.8 million.

KBS Growth & Income Real Estate Investment Trust

PORTFOLIO OVERVIEW AS OF MARCH 31, 2018

Key Statistics	
No. of Assets	4
Toal Rentable Sq. Ft	683,952
Wtd Avg Lease Term	4.4 year
Economic Occupancy	97.1%
Leased Occupancy[1]	97.2%
No. of Tenants	79



Geographic Diversification
Occupied Square Feet
CA
15%
OR
32%
TX
31%
IL
22%



Leased Occupancy[1]
100.0%
98.0%
96.0%
94.0%
92.0%
90.0%
88.0%
86.0%
84.0%
82.0%
80.0%
97.1%
95.4%
100.0%
96.4%
Von Karman
Commonwealth
Offices at Greenhouse
213 W. Institute



Occupied SF Expirations as of March 31, 2018
Occupied SF Expiring
3.4%
7.1%
13.5%
22.0%
3.0%
2.9%

[1] Leased % includes future leases that had been executed but had not yet commenced as of March 31, 2018.

KBS Growth & Income Real Estate Investment Trust

TENANCY OVERVIEW AS OF MARCH 31, 2018

Top 10 Tenants	Industry	Property	Lease Expiration Date	%
AECOM	Professional, Scientific, and Legal	Offices at Greenhouse	07/24/19 & 12/31/24	21.2%
LNH, Inc.	Information	Von Karman	06/30/23	6.8%
J. Connor Consulting, Inc.	Management Consulting	Offices at Greenhouse	02/28/23	4.8%
Quantum Spatial	Professional, Scientific, and Legal	Commonwealth	03/31/23	3.7%
City of Portland	Public Administration (Government)	Commonwealth	10/31/21	3.1%
Galois, Inc	Computer Sys. Design & Programming	Commonwealth	06/30/20	3.1%
Otoharmonics Corporation	Other Services	Commonwealth	02/28/23	3.0%
CUSHING AND COMPANY	Other Services	213 W. Institute	05/31/27	2.9%
Infogroup, Inc.	Information	Commonwealth	01/31/21	2.1%
Kennedy Jenks Consult, Inc	Professional, Scientific, and Legal	Commonwealth	02/28/23	1.9%
Total (based on total occupied square feet)				52.5%
Weighted Average Lease Term				5.1 years



Industry Diversification
Occupied Square Feet
Computer Sys. Design & Programming 6%
Public Administration (Government) 4%
Accommodation & Food 4%
Management Consulting 5%
Finance 3%
Advertising (media) 3%
Health Care & Social Services 3%
Other (1) 14%
Professional, Scientific, and Legal 33%
Information 13%
Other Services 12%

KBS Growth & Income Real Estate Investment Trust

PROPERTY UPDATE: Commonwealth Building

Property Type: .... Class A Office Building
Market: .... Portland, OR
Submarket: .... CBD
Purchase Price: $68,545,000
Acquisition Date: .... June 30, 2016
Square Feet: 224,122
Current Occupancy: 95%

Investment Strategy

- Prior to KBS's ownership, more than $15 million was invested in tenant improvements and common area amenities allowing KBS to offer a best-in-class tenant experience.
- Elevate the property by activating the ground floor with a larger and remodeled lobby.
- Fully re-design and remodel lobby to include lobby expansion, media wall, transit tracker, Commonwealth Building branding wall and tenant directory.
- Relocate and expand the building's fitness center and bike facility from the basement to the ground floor.
- Renovate secondary lounge into game room.
- Design a brand new management office.
- Remodel elevator cabs.
- Renovate corridors and restrooms.




Commonwealth



PROPERTY UPDATE: Commonwealth Building

CURRENT PERFORMANCE:

- Completed planned renovations to the property.
- Net Operating Income (NOI) is 14% higher (Fiscal year 2016/2017) than it was when KBS acquired the property in June 2016[1].
- In-place rents are 16% higher than acquisition.
- With the leases currently being negotiated, Commonwealth will soon be 100% leased, versus underwriting capping occupancy at 95%.
- Ground floor tenant (9% of building's net rentable area), renewed their lease Dec 2017 at a rent 10% higher than underwriting, while KBS spent 36% less in capital expenditures than underwriting.

[1]NOI, or net operating income, is determined by taking total gross income (rental income, tenant reimbursements, parking income and other property-related income) derived from the terms of in-place leases less property and related expenses (property operating and maintenance expenses, management fees, property insurance and real estate taxes) of the property.

BEFORE KBS IMPROVEMENTS



AFTER KBS IMPROVEMENTS



PROPERTY UPDATE: Offices at Greenhouse

Property Type:	Class A Office Building
Market:	Houston, TX
Submarket:	Energy Corridor
Purchase Price:	$46,489,000
Acquisition Date:	November 14, 2016
Square Feet:	203,284
Current Occupancy:	100%

Investment Strategy

- KBS acquired The Offices at Greenhouse during a low point in the Houston market (and especially the Energy Corridor submarket) due to a spike in vacancy resulting from depressed oil prices and a submarket actively developed from 2005-2010. At the market high in 2014/2015, comparable assets in the submarket traded for an average cap rate 150 basis points below our acquisition cap rate[1].
- Acquired at a steep discount to peak pricing (approximately 30%) at approximately an 8% cap rate. Our investment in the Offices at Greenhouse delivers strong annual cash flow coupled with ample opportunity for value appreciation as the Class A Houston office market recovers from the effects 2014/2015's drop in the energy markets.

[1]Market cap rate and peak pricing figures can be obtained from a number of leading sources, including the Jones Lang LaSalle Houston Office Sales Activity Report for Q3, 2015.




The Offices at Greenhouse



KBS Growth & Income Real Estate Investment Trust

PROPERTY UPDATE: Offices at Greenhouse

CURRENT PERFORMANCE:

- Within only seven months following acquisition KBS took the asset from 95% to 100% occupancy
- New leases were signed at rates as high as $1.50/sf higher than underwriting.
- KBS's original underwriting also assumed no additional leasing during the hold period. The leasing activity that transpired was all upside and a driver for a growing Net Operating Income (NOI) at the property above and beyond the contractual rent steps that we also acquired in this now fully leased project.

Occupancy



100%
99%
98%
97%
96%
95%
Fully Leased in 7 Months
100%
6/2017
In Place at Acquisition 11/2016
1
2
3
4
5
6
7







AECOM



KBS Growth & Income Real Estate Investment Trust

PROPERTY UPDATE: 213 W. Institute Place

Property Type: ..... Vintage Brick & Timber Office Building
Market: .... Chicago
Submarket: .... River North
Purchase Price: $43,155,000
Acquisition Date: .... November 9, 2017
Square Feet: 155,385
Current Occupancy: 96%

Investment Strategy

- Located in the River North submarket, the Property benefits from direct access to the "L" Purple and Brown lines, thousands of apartment units, restaurants, bars and nightlife, creating a true 24/7 environment. River North provides an attractive opportunity for tenants to be located where their workforce wants to be.
- The Property is one of just five loft-office buildings in the Chicago CBD market that offers large floor plates over 20,000 square feet and on-site parking[1]. The large floor plates allow the building to accommodate greater density and efficiency in tenant interiors, while the availability of parking is a critical component for many company decision-makers.

[1] CBRE, Fourth Quarter 2017




213 West Institute
Old Town
West Town
River North



KBS Growth & Income Real Estate Investment Trust

PROPERTY UPDATE: 213 W. Institute Place

CURRENT PERFORMANCE:

- Having undergone extensive capital improvements under the prior ownership, the Property is now included among a finite set of fully repositioned loft-office assets in Chicago. Having spent $900,000 on the façade, the improvements minimized future risk associated with both the cosmetic, mechanical, structural and engineering features of the building.

- Through recent upgrades of the façade, lobby, corridors and back-of-the-building maintenance and improvements, the Property has been able to achieve rents that sit at the top of the loft office market in River North. The current weighted average lease rate sits 30 percent below market, offering significant upside to increase revenue

- Additionally, with the granular rent roll and small tenant size in nature, the Property is primed to steadily boost rents commensurate with the recent upgrades. During the hold period, 59 percent of the building's NRA will be marked-to-market, totaling over 90,000 square feet.







PROPERTY UPDATE: Von Karman Tech Center

Property Type:	Class B Office Building
Market:	Irvine, CA
Submarket:	Irvine Airport Area
Purchase Price:	$21,300,000
Acquisition Date:	August 12, 2015
Square Feet:	101,161
Current Occupancy:	97%

Investment Strategy

- Von Karman Tech Center is a two-story multi-tenant office building featuring creative workspace that is attractive to today's tech tenants.
- The property underwent a $2 million renovation (2013-2014) by the prior owners, including new landscaping, hardscape, outside meeting areas with umbrellas, awnings and WiFi throughout the property. Fifty percent of the space is leased through 2023 and beyond.
- The investment strategy focuses on further building upon the "creative space" momentum and pushing rental rate increases for all renewal/replacement tenants as leases expire.
- Marketing efforts focus on the efficiency and employee engagement aspects of the Property's highly creative space and surrounding amenities.


100


Von Karman Tech Center
55
5
405





KBS | Growth & Income Real Estate Investment Trust

CURRENT PERFORMANCE:

- Von Karman Tech Center (VKT) is currently 97 percent leased and enjoys a weighted-average lease term of 3.78 years. The largest tenant, Hosting, currently occupies 44 percent of the total rentable area and continues to experience strong business growth in both the cloud storage and co-location services market.
- VKT is directly in the development path of the Irvine/Tustin Ranch area, which makes VKT a covered land play with future development as a potential option.
- Buildings like VKT are either being repositioned (like VKT) or torn down for multi-family, reducing the supply, which helps us as well, especially for tenants requiring heavy Internet infrastructure.
- Von Karman has a fiber infrastructure that very few areas in Orange County have, giving it a competitive advantage in leasing space to tenants like Hosting.
- Rents moved nearly 30 percent in one year after we purchased the Property in August of 2015.


VON KARMAN TECH











Q&A



Thank you.

KBS Growth & Income Real Estate Investment Trust